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EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2009, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, José Antonio de Almeida Filippo, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financia1 condition and results of operations of the Company.

Date: June 30, 2010

By: /S/ JOSÉ ANTONIO DE ALMEIDA FILIPPO

Name: José Antonio de Almeida Filippo

Title: Chief Financial Officer